SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): August 5, 2002

WFS Receivables Corporation 3

(Exact name of registrant as specified in charter)

California	333-91300	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement Nos. 333-91300 and 333-62802

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 1.1
EXHIBIT 25.1

ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2002-3 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D, are forms or copies of certain exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 1.1	Form of Underwriting Agreement
Exhibit 25.1	Statement of Eligibility of Indenture Trustee

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 3

Date: August 7, 2002	/s/ Mark Olson

Mark Olson, Vice President

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

1.1	Form of Underwriting Agreement
25.1	Statement of Eligibility of Indenture Trustee

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